Identifiable Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Identifiable Intangible Assets and Goodwill	Identifiable Intangible Assets and Goodwill

A. Identifiable Intangible Assets

Balance Sheet Information

The following table provides the components of Identifiable intangible assets:
	December 31, 2019			December 31, 2018
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights(a)	$88,730	$(63,106)	$25,625	$89,430	$(58,895)	$30,535
Brands	922	(741)	181	923	(708)	215
Licensing agreements and other(a)	1,772	(1,191)	582	1,436	(1,140)	296
	91,425	(65,037)	26,387	91,788	(60,743)	31,045
Indefinite-lived intangible assets
Brands	1,991		1,991	1,991		1,991
IPR&D(a)	5,919		5,919	2,171		2,171
Licensing agreements and other(a), (b)	1,073		1,073	3		3
	8,983		8,983	4,165		4,165
Identifiable intangible assets(a), (c)	$100,408	$(65,037)	$35,370	$95,954	$(60,743)	$35,211

(a)
The increase in the gross carrying amount of Identifiable intangible assets mainly reflects the impact of the acquisition of Array, including the addition of $1.8 billion of Developed technology rights, $340 million of finite-lived Licensing agreements, $4.0 billion of IPR&D and $1.1 billion of indefinite-lived Licensing agreements (see Note 2A), partially offset by intangible asset impairment charges, primarily for Eucrisa in Developed technology rights. See Note 4 for additional information on intangible asset impairments.

(b)	Reflects acquired licensing agreements for technology in development.

(c)
The increase in Identifiable intangible assets, less accumulated amortization, is mostly due to the additions noted in (a) above, partially offset by amortization and intangible asset impairment charges, primarily for Eucrisa in Developed technology rights. See Note 4 for additional information on intangible asset impairments.

Our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:
	December 31, 2019
	Biopharma	Upjohn	WRDM
Developed technology rights	99%	1%	—
Brands, finite-lived	100%	—	—
Brands, indefinite-lived	42%	58%	—
IPR&D	95%	—	5%
Licensing agreements and other, finite-lived	98%	—	1%
Licensing agreements and other, indefinite-lived	100%	—	—

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, representing the commercialized products included in our biopharmaceutical businesses. The more significant components of developed technology rights are the following (in order of significance): Xtandi, Prevnar 13/Prevenar 13 Infant, Braftovi/Mektovi, Eucrisa, Premarin, Prevnar 13/Prevenar 13 Adult, and, to a lesser extent Tygacil, Zavicefta, Pristiq, Refacto AF and Bosulif. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. The more significant components of indefinite-lived brands are the following (in order of significance): Xanax, Medrol and Depo-Medrol. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera and Zavedos.

IPR&D

IPR&D assets represent R&D assets that have not yet received regulatory approval in a major market. The significant components of IPR&D at December 31, 2019 include IPR&D assets acquired in connection with the Array acquisition and the program for the oral PARP inhibitor for the treatment of patients with germline BRCA-mutated advanced breast cancer acquired as part of the Medivation acquisition. IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated R&D effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of IPR&D and begin amortization. If the associated R&D effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield successful products. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Licensing Agreements

Licensing agreements for developed technology and licensing agreements for technology in development primarily relate to out-licensing arrangements acquired from third parties, including the Array acquisition. These intangible assets represent the amortized or unamortized cost associated with the license, where Pfizer has acquired the right to future royalties and/or milestones upon development or commercialization by the licensing partner. A significant component of the licensing arrangements at December 31, 2019 are for out-licensing arrangements with a number of partners for oncology technology in varying stages of development that have not yet received regulatory approval in a major market. Accordingly, during the development period after the date of acquisition, each of these assets is classified as indefinite-lived intangible assets and will not be amortized until approval is obtained in a major market. At that time we will determine the useful life of the asset, reclassify the respective licensing arrangement asset to finite-lived intangible asset and begin amortization. If the development effort is abandoned, the related licensing asset will likely be written-off, and we will record an impairment charge.

Amortization

The weighted-average life for each of our total finite-lived intangible assets and the largest component, developed technology rights, is approximately 9 years. Total amortization expense for finite-lived intangible assets was $4.7 billion in 2019, $5.0 billion in 2018 and $4.8 billion in 2017.

The following table provides the annual amortization expense expected for the years 2020 through 2024:
(MILLIONS OF DOLLARS)	2020	2021	2022	2023	2024
Amortization expense	$3,477	$3,391	$3,151	$2,851	$2,602

B. Goodwill

Prior to 2019, we managed our commercial operations through two distinct business segments: Pfizer Innovative Health (IH) and Pfizer Essential Health (EH). At the beginning of our 2019 fiscal year, we reorganized our commercial operations and our businesses have been managed through three different operating segments––Biopharma, Upjohn and through July 31, 2019, Pfizer’s Consumer Healthcare business (see Note 17 for further information). Our Consumer Healthcare business was classified as held for sale as of December 31, 2018 (see Note 2C for further information). Additionally, upon closing of the transaction during the third quarter of 2019, we deconsolidated our Consumer Healthcare business and derecognized Consumer Healthcare goodwill.
As a result of the reorganization of our commercial operations, our remaining goodwill was required to be reallocated amongst the then new Biopharma and Upjohn operating segments by determining the fair value of each reporting unit under our old and new management structure and the portions being transferred. We completed this re-allocation based on relative fair value in the second quarter of 2019 and have retrospectively presented goodwill according to the new operating structure.

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	Biopharma	Upjohn	Consumer Healthcare	Total
Balance, January 1, 2018	$43,359	$10,600	$1,993	$55,952
Other(a)	(432)	(116)	(1,993)	(2,541)
Balance, December 31, 2018	42,927	10,484	—	53,411
Additions(b)	5,411	—	—	5,411
Other(c)	(136)	(33)	—	(169)
Balance, December 31, 2019	$48,202	$10,451	$—	$58,653

(a)
Primarily reflects the reclassification of our Consumer Healthcare business as held for sale (see Note 2C), the impact of foreign exchange and the contribution of the allogeneic CAR T developmental program assets and operations to Allogene that constituted a business for accounting purposes (see Note 2B).

(b)	Biopharma additions relate to our acquisition of Array (see Note 2A).
(c)
Primarily reflects the impact of foreign exchange.